Exhibit 99.1
MOR-1	UNITED STATES BANKRUPTCY COURT
CASE NAME:	TXCO Resources Inc.	PETITION DATE:	05/17/09
CASE NUMBER:	09-51807-RBK	DISTRICT OF TEXAS:	Western
PROPOSED PLAN DATE:	To Be Determined	DIVISION:	San Antonio

MONTHLY OPERATING REPORT SUMMARY FOR MONTH		September			YEAR	2009
MONTH	5/18/09 - 5/31/09	Jun-09	Jul-09	Aug-09	Sep-09	Oct-09
REVENUES (MOR-6)	2,034,216	4,318,042	4,121,724	4,442,504	4,009,460	4,407,598
INCOME BEFORE INT; DEPREC./TAX (MOR-6)	491,919	2,328,415	906,338	2,273,926	1,798,807	2,109,235
NET INCOME (LOSS) (MOR-6)	(2,673,142)	(42,394,974)	(5,275,433)	(4,582,222)	(36,395,502)	(4,304,310)
PAYMENTS TO INSIDERS (MOR-9)	30,068	170,286	208,040	128,928	182,247	184,475
PAYMENTS TO PROFESSIONALS (MOR-9)	-	200,000	208,734	661,424	200,000	709,266
TOTAL DISBURSEMENTS, net of intercompany (MOR-7)	2,969,736	6,004,009	9,507,809	5,574,087	7,126,160	7,747,403

***The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

CIRCLE ONE
REQUIRED INSURANCE MAINTAINED						Are all accounts receivable being collected within terms?	Yes	No
AS OF SIGNATURE DATE					EXP.	Are all post-petition liabilities, including taxes, being paid within terms?	Yes	No
					DATE	Have all tax returns and other required government filings been timely paid?	Yes	No
CASUALTY	YES	☒	NO	☐	11/01/10	Have any pre-petition liabilities been paid?	Yes	No
LIABILITY	YES	☒	NO	☐	11/01/10	If so, describe Various pre-petition accounts pursuant to orders approved by the court
VEHICLE	YES	☒	NO	☐	11/01/10	Are all funds received being deposited into Debtor in Possession bank accounts?	Yes	No
WORKER'S	YES	☒	NO	☐	11/01/10	Were any assets disposed of outside the normal course of business?	Yes	No
OTHER D&O	YES	☒	NO	☐	06/15/10	If so, describe ___________________________________
						Are all U.S. Trustee Quarterly Fee Payments current?	Yes	No
What is the status of your Plan of Reorganization? Plan was filed 11/12/09

ATTORNEY NAME:	Deborah D. Williamson		I certify under penalty of perjury that the following complete
FIRM NAME:	Cox Smith Matthews Inc.	INITIALS _______	Monthly Operating Report (MOR), consisting of MOR-1 through
ADDRESS:	112 East Pecan Street		MOR-9 plus attachments, is true and correct.
	Suite 1800	DATE _______
CITY, STATE, ZIP:	San Antonio, TX 78205		SIGNED X /s/Richard A. Sartor TITLE: Controller
TELEPHONE/FAX:	(210) 554-5500/(210) 226-8395	UST USE ONLY	(ORIGINAL SIGNATURE)
			Richard A. Sartor	DATE Revised:
MOR-1			(PRINT NAME OF SIGNATORY)	12/2/2009

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

COMPARATIVE BALANCE SHEETS
ASSETS	FILING DATE*	AS OF	AS OF	AS OF	AS OF	AS OF	AS OF
	05/17/09	05/31/09	06/30/09	07/31/09	08/31/09	09/30/09	10/31/09
CURRENT ASSETS
Cash	1,040,168	3,533,033	6,566,244	7,314,563	6,365,796	7,714,567	8,712,911
Accounts Receivable, Net	19,637,217	19,110,572	18,362,178	16,407,102	17,060,636	17,370,309	17,698,592
Accounts Receivable, Intercompany	-	-	-	-	-	-	-
Inventory: Lower of Cost or Market	-	-	-	-	-	-	-
Prepaid Expenses	2,994,921	3,924,951	7,967,127	9,086,819	8,633,516	8,160,787	7,748,873
Other	-	-	-	-	-	-	-
TOTAL CURRENT ASSETS	23,672,306	26,568,556	32,895,549	32,808,483	32,059,948	33,245,663	34,160,375
Investments in Subsidiaries	-	-	-	-	-	-	-
NET BOOK VALUE OF PP & E	406,246,694	401,334,473	361,391,937	360,896,959	358,382,538	329,555,907	327,701,238
OTHER ASSETS
1. Deferred tax asset	107,362	214,725	0	107,363	0	0	(1)
2. Accrued derivative assets-long term	-	-	-	-	-	-	-
3. Deferred Financing Fees & Other assets	3,769,818	3,745,802	3,645,205	3,546,893	3,442,984	3,336,890	3,230,583
TOTAL ASSETS	433,796,179	431,863,556	397,932,690	397,359,698	393,885,471	366,138,460	365,092,196

Note: See attached Exhibit 2G for additional information
MOR-2	* Per SOFA and Schedules, assets reported on Filing Date stated as of 4/30/09.	Revised: 12/2/2009

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

COMPARATIVE BALANCE SHEETS
ASSETS	TXCO Resources Inc.	TXCO Energy Corp.	PPL Operating Inc.	Maverick Dimmitt Pipeline	Maverick Gas Marketing	Eagle Pass Well Service Inc.	TXCO Drilling Inc.	Charro Energy	Texas Tar Sands	Output Acquisition Corp.	OPEX Energy LLC	Eliminations & Reclass**	Per Financials
	10/31/2009	10/31/2009	10/31/2009	10/31/2009	10/31/2009	10/31/2009	10/31/2009	10/31/2009	10/31/2009	10/31/2009	10/31/2009	10/31/2009	10/31/2009
CURRENT ASSETS
Cash	6,577,974	-	175	0	(1)	3,771	281	140	-	985,967	1,144,603	-	8,712,911
Accounts Receivable, Net	10,181,345	3,387,495	2,830	-	-	344,722	4,709,128	1,856,634	-	658,203	1,266,361	(4,708,125)	17,698,592
Accounts Receivable, Intercompany	160,384,289	(125,620,545)	2,743,113	6,018,898	(2,841,677)	(257,381)	60,687	(19,245,773)	-	1,747,024	(21,574,415)	(1,414,218)	-
Inventory: Lower of Cost or Market	-	-	-	-	-	-	-	-	-	-	-	-	-
Prepaid Expenses	7,583,682	126,552	-	-	-	11,318	4,440	-	-	456	22,424	-	7,748,873
Other	-	-	-	-	-	-	-	-	-	-	-	-	-
TOTAL CURRENT ASSETS	184,727,290	(122,106,498)	2,746,118	6,018,898	(2,841,678)	102,431	4,774,536	(17,388,999)	-	3,391,650	(19,141,027)	(6,122,344)	34,160,375
Investments in Subsidiaries	108,794,491	-	61,593	-	-	-	-	-	-	78,815,188	-	(187,671,272)	-
NET BOOK VALUE OF PP & E	70,566,366	137,417,598	-	-	-	21,644	7,421,320	1,923,835	-	12,835,312	101,684,034	(4,168,870)	327,701,238
OTHER ASSETS
1. Deferred tax asset	6,642,215	-	-	-	-	-	-	-	-	-	-	(6,642,216)	(1)
2. Accrued derivative assets-long term	-	-	-	-	-	-	-	-	-	-	-	-	-
3. Deferred Financing Fees & Other assets	3,226,100	-	-	-	-	-	-	881	-	2,325	1,277	-	3,230,583
TOTAL ASSETS	373,956,462	15,311,100	2,807,711	6,018,898	(2,841,678)	124,074	12,195,856	(15,464,283)	-	95,044,475	82,544,284	(204,604,702)	365,092,196

MOR-2G
**A.   Elimination Entries - Through the consolidation process, related party or intercompany transactions are eliminated or offset to allow for the combination (consolidation) of a group of related entities.
Revised: 12/2/2009

**B.    Reclass Entries - Allows for the repositioning of specific transactions within the financial statement.  Because of the events of default, the preferred stock, usually an Equity item is required to be presented as Debt in the Liabilities section of the balance sheet.

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

COMPARATIVE BALANCE SHEETS
LIABILITIES & OWNER'S	FILING DATE*	AS OF	AS OF	AS OF	AS OF	AS OF	AS OF
EQUITY	05/17/09	05/31/09	06/30/09	07/31/09	08/31/09	09/30/09	10/31/09
LIABILITIES
POST-PETITION LIABILITIES(MOR-4)	-	5,769,855	14,195,942	19,867,171	20,750,226	27,456,910	30,714,393
PRE-PETITION LIABILITIES
Secured Debt	165,649,793	150,414,315	150,414,315	150,414,315	150,414,315	150,414,315	150,414,315
Priority Debt - Ad Valorem Taxes	744,937	744,937	744,937	744,937	744,937	744,937	744,937
UNSECURED DEBT
Trade Payables	63,511,268	63,924,744	65,367,664	64,835,126	66,330,669	65,315,043	65,162,859
Redeemable preferred stock	94,486,129	94,487,908	94,487,908	94,487,908	94,487,908	94,487,908	94,487,908
Accrued Preferred Stock Interest Payable	-	4,126,057	3,627,407	3,627,407	3,627,407	3,627,407	3,627,407
Other Payables & Accrued Liabilities	-	5,488,875	2,766,462	2,790,804	1,628,125	2,886,450	2,665,412
Undistributed revenue	-	555,147	1,188,489	10	-	-	-
Installment Obligations	-	191,586	143,690	95,793	47,897	-	433,517
Asset retirement obligation	-	9,889,399	11,180,699	12,016,699	12,016,699	13,823,890	13,823,890
Other Non-GAAP Claims (Litigation)	6,070,723	-	-	-	-	-	-
TOTAL PRE-PETITION LIABILITIES	330,462,851	329,822,969	329,921,571	329,012,999	329,297,956	331,299,949	331,360,245
TOTAL LIABILITIES	330,462,851	335,592,824	344,117,513	348,880,170	350,048,183	358,756,859	362,074,638
OWNER'S EQUITY (DEFICIT)
COMMON STOCK	388,852	387,757	387,757	387,757	387,752	387,747	387,747
ADDITIONAL PAID-IN CAPITAL	150,796,131	150,490,554	150,638,383	150,786,576	150,934,972	151,083,202	151,231,879
RETAINED EARNINGS: Filing Date	(50,424,832)	(50,424,832)	(50,424,832)	(50,424,832)	(50,424,832)	(50,424,832)	(50,424,832)
RETAINED EARNINGS: Post Filing Date	-	(6,535,817)	(48,930,791)	(54,206,224)	(58,788,446)	(95,183,949)	(99,488,259)
LESS CHANGE IN FV OF DERIVATIVES	3,663,730	3,455,320	3,246,911	3,038,501	2,830,092	2,621,682	2,413,273
LESS TREASURY STOCK, AT COST	(1,090,552)	(1,102,249)	(1,102,249)	(1,102,249)	(1,102,249)	(1,102,249)	(1,102,249)
TOTAL OWNER'S EQUITY (NET WORTH)	103,333,328	96,270,732	53,815,178	48,479,529	43,837,288	7,381,601	3,017,558
TOTAL LIABILITIES & OWNERS EQUITY	433,796,179	431,863,556	397,932,690	397,359,698	393,885,471	366,138,460	365,092,196

Note: See attached Exhibit 3G for additional information.
MOR-3	* Per SOFA and Schedules, Liabilities stated as of Filing Date. Pre-Petition liabilities include non-GAAP items such as contingent, unliquidated & disputed claims.
	Retained Earnings includes Non-GAAP adjustment to balance.	Revised:	12/2/2009

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

COMPARATIVE BALANCE SHEETS
LIABILITIES & OWNER'S	TXCO Resources Inc.	TXCO Energy Corp.	PPL Operating Inc.	Maverick Dimmitt Pipeline	Maverick Gas Marketing	Eagle Pass Well Service Inc.	TXCO Drilling Inc.	Charro Energy	Texas Tar Sands	Output Acquisition Corp.	OPEX Energy LLC	Eliminations & Reclass**	Per Financials
EQUITY	10/31/09	10/31/09	10/31/09	10/31/09	10/31/09	10/31/09	10/31/09	10/31/09	10/31/09	10/31/09	10/31/09	10/31/09	10/31/09
LIABILITIES
POST-PETITION LIABILITIES(MOR-4)	27,164,131	18,377	-	-	-	641	5,468	3,751		51,879	(620,081)	4,090,227	30,714,393
PRE-PETITION LIABILITIES
Secured Debt	150,000,000	-	-	-	-	-	414,315	-	-	-	-	-	150,414,315
Priority Debt - Ad Valorem Taxes	455,992	-	-	-	-	661	-	610	-	1,692	285,982	-	744,937
UNSECURED DEBT
Trade Payables	61,548,562	-	63,414	196,838	853,662	227,479	406,295	6,999,276	-	650,433	1,506,638	(7,289,737)	65,162,859
Redeemable preferred stock	27,579,577	-	-	-	-	-	-	-	-	-	-	66,908,331	94,487,908
Accrued Preferred Stock Interest Payable	8,956,732	-	-	-	-	-	-	-	-	-	-	(5,329,325)	3,627,407
Other Payables & Accrued Liabilities	4,326,776	4,002,512	-	-	-	(1,557)	(1,702)	3,195	-	146,876	163,744	(5,974,432)	2,665,412
Undistributed revenue	(907,107)	-	-	-	-	-	-	-	-	220,966	686,142	-	-
Installment Obligations	433,517	-	-	-	-	-	-	-	-	-	-	-	433,517
Deferred Income Taxes	-	-	-	-	-	-	-	-	-	-	6,642,216	(6,642,216)	-
Asset retirement obligation	11,129,238	-	-	-	-	-	-	-	-	680,732	2,013,920	-	13,823,890
Other Non-GAAP Claims (Litigation)	-	-	-	-	-	-	-	-	-	-	-	-	-
TOTAL PRE-PETITION LIABILITIES	263,523,287	4,002,512	63,414	196,838	853,662	226,583	818,908	7,003,081	-	1,700,698	11,298,641	41,672,621	331,360,245
TOTAL LIABILITIES	290,687,418	4,020,889	63,414	196,838	853,662	227,224	824,375	7,006,832	-	1,752,577	10,678,560	45,762,848	362,074,638
OWNER'S EQUITY (DEFICIT)
COMMON STOCK	387,747	-	100	-	-	1,000	-	-	-	-	-	(1,100)	387,747
ADDITIONAL PAID-IN CAPITAL	210,026,452	-	2,774,087	6,648,810	(2,713,489)	386,337	7,285,951	-	-	102,587,045	78,815,177	(254,578,492)	151,231,879
RETAINED EARNINGS: Filing Date	(181,454,042)	(76,121,725)	(100,358)	5,809,560	(251,816)	(181,676)	4,630,930	(22,002,246)	-	(157,797,552)	(126,231,591)	503,275,686	(50,424,832)
RETAINED EARNINGS: Post Filing Date	52,997,864	87,411,936	70,468	(6,636,310)	(730,035)	(308,812)	(545,401)	(468,869)	-	148,502,405	119,282,138	(499,063,643)	(99,488,259)
LESS CHANGE IN FV OF DERIVATIVES	2,413,273	-	-	-	-	-	-	-	-	-	-	-	2,413,273
LESS TREASURY STOCK, AT COST	(1,102,249)	-	-	-	-	-	-	-	-	-	-	-	(1,102,249)
TOTAL OWNER'S EQUITY (NET WORTH)	83,269,044	11,290,211	2,744,297	5,822,059	(3,695,340)	(103,150)	11,371,480	(22,471,115)	-	93,291,898	71,865,724	(250,367,550)	3,017,558
TOTAL LIABILITIES & OWNERS EQUITY	373,956,462	15,311,100	2,807,711	6,018,898	(2,841,678)	124,074	12,195,856	(15,464,283)	-	95,044,475	82,544,284	(204,604,702)	365,092,196

MOR-3G
**A.   Elimination Entries - Through the consolidation process, related party or intercompany transactions are eliminated or offset to allow for the combination (consolidation) of a group of related entities.
	Revised:	12/2/2009

**B.   Reclass Entries - Allows for the repositioning of specific transactions within the financial statement.  Because of the events of default, the preferred stock, usually an Equity item is required to be presented as Debt in the Liabilities section of the balance sheet.

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

SCHEDULE OF POST-PETITION LIABILITIES
	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
	05/17/09	05/31/09	06/30/09	07/31/09	08/31/09	09/30/09	10/31/09
TRADE ACCOUNTS PAYABLE	-	1,510,254	4,811,147	3,503,397	3,667,247	6,648,172	4,719,686
TAX PAYABLE
Payroll taxes payable	-	-	7,370	11,720	11,803	12,253	3,358
Accrued income taxes payable	-	-	-	-	-	-	-
Ad Valorem Taxes	-	-	-	-	-	-	-
Other taxes payable	-	8,642	57,759	13,012	30,950	562	30,812
TOTAL TAXES PAYABLE	-	8,642	65,129	24,733	42,753	12,815	34,170
SECURED DEBT POST-PETITION	-	2,000,000	7,300,000	13,100,000	13,800,000	17,900,000	22,800,000
ACCRUED INTEREST PAYABLE	-	391,298	670,346	340,078	375,447	389,492	453,908
ACCRUED PROFESSIONAL FEES*
1. COURT APPROVED PROFESSIONALS	-	-	395,243	533,038	636,901	297,358	685,657
2. DUE COURSE PROFESSIONALS	-	-	556	5,921	12,413	27,774	27,774
OTHER ACCRUED LIABILITIES
1. UNDISTRIBUTED REVENUE	-	1,859,662	953,521	2,360,004	2,215,464	2,181,298	1,993,197
2. ASSET RETIREMENT OBLIGATION	-	-	-	-	-	-	-
3. INSTALLMENT OBLIGATIONS	-	-	-	-	-	-	-
TOTAL POST-PETITION LIABILITIES (MOR-3)	-	5,769,855	14,195,942	19,867,171	20,750,226	27,456,910	30,714,393

Note: See Exhibit 4G for additional information.
MOR-4	*Payment requires Court Approval	Revised:	12/2/2009

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

SCHEDULE OF POST-PETITION LIABILITIES
	TXCO Resources Inc.	TXCO Energy Corp.	PPL Operating Inc.	Maverick Dimmitt Pipeline	Maverick Gas Marketing	Eagle Pass Well Service Inc.	TXCO Drilling Inc.	Charro Energy	Texas Tar Sands	Output Acquisition Corp.	OPEX Energy LLC	Eliminations & Reclass	Per Financials
	10/31/09	10/31/09	10/31/09	10/31/09	10/31/09	10/31/09	10/31/09	10/31/09	10/31/09	10/31/09	10/31/09	10/31/09	10/31/09
ACCT PAYABLE - TRADE - POST PETITION	502,588	-	-	-	-	-	3,708	1,626	-	47,558	(639,227)	4,090,227	4,006,482
ACCR COMMIT FEE PYBLE-DIP LOAN	640,000												640,000
PAYROLL PAYABLE	64,541							2,110		6,555			73,205
TRADE ACCOUNTS PAYABLE	1,207,129	-	-	-	-	-	3,708	3,736	-	54,113	(639,227)	4,090,227	4,719,686
TAX PAYABLE
Payroll taxes payable	2,830							15		513			3,358
Accrued income taxes payable													-
Ad Valorem Taxes													-
Other taxes payable	(4,605)	18,377				641				(2,747)	19,146		30,812
TOTAL TAXES PAYABLE	(1,775)	18,377	-	-	-	641	-	15	-	(2,234)	19,146	-	34,170
SECURED DEBT POST-PETITION	22,800,000	-	-	-	-	-	-	-	-	-	-	-	22,800,000
ACCRUED INTEREST PAYABLE
1. DIP LOAN	197,354	-	-	-	-	-	-	-	-	-	-	-	197,354
2. BMO	254,795	-	-	-	-	-	-	-	-	-	-	-	254,795
3. WESTERN NATIONAL BANK	-	-	-	-	-	-	1,759	-	-	-	-	-	1,759
ACCRUED PROFESSIONAL FEES*
1. COURT APPROVED PROFESSIONALS	685,657	-	-	-	-	-	-	-	-	-	-	-	685,657
2. DUE COURSE PROFESSIONALS	27,774	-	-	-	-	-	-	-	-	-	-	-	27,774
OTHER ACCRUED LIABILITIES
1. UNDISTRIBUTED REVENUE	1,993,197	-	-	-	-	-	-	-	-	-	-	-	1,993,197
2. ASSET RETIREMENT OBLIGATION	-	-	-	-	-	-	-	-	-	-	-	-	-
3. INSTALLMENT OBLIGATIONS	-	-	-	-	-	-	-	-	-	-	-	-	-
TOTAL POST-PETITION LIABILITIES (MOR-3)	27,164,131	18,377	-	-	-	641	5,468	3,751	-	51,879	(620,081)	4,090,227	30,714,393

*Payment requires Court Approval
MOR-4G	Revised:	12/2/2009

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

AGING OF POST-PETITION LIABILITIES
MONTH 09/30/09

		TRADE	TAXES	SECURED	ACCRUED	OTHER
DAYS	TOTAL	ACCOUNTS	PAYABLE	DEBT	INTEREST PAYABLE	LIABILITIES
Current	24,573,054	3,996,654	13,163	17,900,000	389,492	2,273,746
0-29 Days	1,843,283	1,767,390	(347)			76,240
30-59 Days	277,846	166,260				111,586
60-89 Days	762,727	717,868				44,859
90+ Days	-
TOTAL	27,456,910	6,648,172	12,816	17,900,000	389,492	2,506,431

AGING OF POST-PETITION LIABILITIES
MONTH 10/31/09

		TRADE	TAXES	SECURED	ACCRUED	OTHER
DAYS	TOTAL	ACCOUNTS	PAYABLE	DEBT	INTEREST PAYABLE	LIABILITIES
Current	28,575,074	2,908,186	31,484	22,800,000	453,908	2,381,495
0-29 Days	861,748	690,373	2,686			168,689
30-59 Days	1,075,269	1,075,269
60-89 Days	150,023	45,853				104,170
90+ Days	52,275					52,275
TOTAL	30,714,389	4,719,681	34,170	22,800,000	453,908	2,706,629

AGING OF ACCOUNTS RECEIVABLE

	AGED AS OF	AGED AS OF	AGED AS OF	AGED AS OF	AGED AS OF	AGED AS OF
DAYS	05/31/09	06/30/09	07/31/09	08/31/09	09/30/09	10/31/09
Current	9,141,652	5,434,640	4,596,248	5,248,645	5,188,428	5,312,175
0-29 Days	2,056,043	3,129,411	(21,561)	244,164	448,020	87,157
30-59 Days	80,148	1,981,704	3,119,268	(1,885)	177,663	638,195
60-89 Days	2,877,548	84,395	1,969,473	3,041,585	131,522	225,132
90+ Days	4,955,181	7,732,028	6,743,674	8,528,127	11,424,675	11,435,383
TOTAL	19,110,572	18,362,178	16,407,102	17,060,636	17,370,308	17,698,042

MOR-5					Revised:	12/2/2009

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

STATEMENT OF INCOME (LOSS)
	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	FILING TO
	5/18/09 - 5/31/09	Jun-09	Jul-09	Aug-09	Sep-09	Oct-09	DATE
REVENUES (MOR-1)	2,034,216	4,318,042	4,121,724	4,442,504	4,009,460	4,407,598	23,333,543
TOTAL COST OF REVENUES	-	-	-	-	-	-	-
GROSS PROFIT	2,034,216	4,318,042	4,121,724	4,442,504	4,009,460	4,407,598	23,333,543
OPERATING EXPENSES:
LEASE OPERATIONS	561,460	1,235,682	1,563,682	1,256,610	1,294,267	1,287,337	7,199,037
DRILLING OPERATIONS	52,841	43,100	9,410	23,716	26,520	8,980	164,566
PRODUCTION TAXES	94,301	165,436	109,771	196,504	166,900	223,674	956,586
EXPLORATION EXPENSES	472,109	63,268	630,028	160,258	146,561	171,155	1,643,379
DRY HOLE COSTS	-	-	-	-	-	-	-
GAS GATHERING OPERATIONS	1,279	2,294	10,774	-	-	2,656	17,003
GENERAL AND ADMINISTRATIVE	360,307	479,846	891,722	531,490	576,404	604,561	3,444,330
TOTAL OPERATING EXPENSES	1,542,297	1,989,627	3,215,386	2,168,578	2,210,652	2,298,363	13,424,902
INCOME BEFORE INT, DEPR/TAX (MOR-1)	491,919	2,328,415	906,338	2,273,926	1,798,807	2,109,235	9,908,641
DEPRECIATION, DEPLETION AND AMORTIZATION	(1,730,799)	(6,859,405)	(3,820,455)	(3,950,928)	(3,815,706)	(3,809,798)	(23,987,091)
IMPAIRMENT EXPENSE	(152,299)	(36,347,571)	(234,680)	(314,261)	(31,764,574)	(260,677)	(69,074,062)
STOCK COMPENSATION EXPENSE	138,497	(147,829)	(148,193)	(148,391)	(148,224)	(148,677)	(602,818)
INTEREST INCOME	-	-	-	-	-	-	-
INTEREST EXPENSE	(1,006,749)	628,136	(1,013,062)	(601,154)	(716,640)	(773,804)	(3,483,274)
DERIVATIVE SETTLEMENTS LOSS	-	-	-	-	-	-	-
DERIVATIVE MARK TO MARKET GAIN/(LOSS)	-	-	-	-	-	-	-
GAIN/LOSS ON SALE OF ASSETS	28,949	-	(6,028)	(81,278)	-	-	(58,357)
TOTAL INT, DEPR & OTHER ITEMS	(2,722,402)	(42,726,669)	(5,222,419)	(5,096,012)	(36,445,145)	(4,992,955)	(97,205,602)
NET INCOME BEFORE TAXES & REORGANIZATION ITEMS	(2,230,483)	(40,398,254)	(4,316,081)	(2,822,086)	(34,646,338)	(2,883,720)	(87,296,960)
INTEREST EARNED ON CASH FROM CHAPTER 11	467	373	361	373	373	1,436	3,381
PROFESSIONAL FEES	(414,223)	(1,077,226)	(439,234)	(911,406)	(735,411)	(971,035)	(4,548,535)
LOAN FEE AMORTIZATION	(28,903)	(597,780)	(520,479)	(634,378)	(1,030,883)	(343,627)	(3,156,050)
REORGANIZATION ITEMS	(442,660)	(1,674,633)	(959,353)	(1,545,411)	(1,765,921)	(1,313,227)	(7,701,204)
NET INCOME BEFORE TAXES	(2,673,142)	(42,072,887)	(5,275,433)	(4,367,497)	(36,412,259)	(4,196,947)	(94,998,164)
FEDERAL INCOME TAXES	-	(322,087)	-	(214,725)	16,756	(107,364)	(627,419)
NET INCOME (LOSS) (MOR-1)	(2,673,142)	(42,394,974)	(5,275,433)	(4,582,222)	(36,395,502)	(4,304,310)	(95,625,583)
 *See Exhibit 6F for additional information.
MOR-6	Revised:	12/2/2009

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

STATEMENT OF INCOME (LOSS)
	TXCO Resources Inc.	TXCO Energy Corp.	PPL Operating Inc.	Maverick Dimmitt Pipeline	Maverick Gas Marketing	Eagle Pass Well Service Inc.	TXCO Drilling Inc.	Charro Energy	Texas Tar Sands	Output Acquisition Corp.	OPEX Energy LLC	Total Before Elim	Eliminations & Reclass	Per Financials
	October-09	October-09	October-09	October-09	October-09	October-09	October-09	October-09	October-09	October-09	October-09	October-09	October-09	October-09
REVENUES (MOR-1)	528,159	2,871,222	-	-	-	29,365	-	-	-	311,345	696,871	4,436,963	(29,365)	4,407,598
TOTAL COST OF REVENUES	-	-	-	-	-	-	-	-	-	-	-	-	-	-
GROSS PROFIT	528,159	2,871,222	-	-	-	29,365	-	-	-	311,345	696,871	4,436,963	(29,365)	4,407,598
OPERATING EXPENSES:
LEASE OPERATIONS	56,028	893,310	-	-	-	-	-	21,452	-	83,934	232,613	1,287,337	-	1,287,337
DRILLING OPERATIONS	-	(5,301)	-	-	-	39,092	7,976	-	-	-	-	41,767	(32,787)	8,980
PRODUCTION TAXES	-	134,048	-	-	-	-	-	-	-	48,480	41,145	223,674	-	223,674
EXPLORATION EXPENSES	66,993	91,388	-	-	-	-	-	-	-	(22,742)	35,515	171,155	-	171,155
DRY HOLE COSTS	-	-	-	-	-	-	-	-	-	-	-	-	-	-
GAS GATHERING OPERATIONS	-	-	-	2,656	-	-	-	-	-	-	-	2,656	-	2,656
GENERAL AND ADMINISTRATIVE	507,485	20,182	-	-	-	567	2,386	(935)	-	96,352	(21,476)	604,561	-	604,561
TOTAL OPERATING EXPENSES	630,506	1,133,627	-	2,656	-	39,659	10,362	20,517	-	206,024	287,797	2,331,150	(32,787)	2,298,363
INCOME BEFORE INT, DEPR/TAX (MOR-1)	(102,347)	1,737,595	-	(2,656)	-	(10,294)	(10,362)	(20,517)	-	105,321	409,075	2,105,813	3,422	2,109,235
DEPRECIATION, DEPLETION AND AMORTIZATION	(96,064)	(3,128,409)	-	-	-	(2,459)	(77,892)	(19)	-	(177,411)	(359,104)	(3,841,358)	31,560	(3,809,798)
IMPAIRMENT EXPENSE	(89,771)	(150,341)	-	-	-	-	-	(20,565)	-	-	-	(260,677)	-	(260,677)
STOCK COMPENSATION EXPENSE	(148,677)	-	-	-	-	-	-	-	-	-	-	(148,677)	-	(148,677)
INTEREST INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-
INTEREST EXPENSE	(2,311,467)	-	-	-	-	-	(1,759)	-	-	-	-	(2,313,226)	1,539,423	(773,804)
DERIVATIVE SETTLEMENTS LOSS	-	-	-	-	-	-	-	-	-	-	-	-	-	-
DERIVATIVE MARK TO MARKET GAIN/(LOSS)	-	-	-	-	-	-	-	-	-	-	-	-	-	-
GAIN/LOSS ON SALE OF ASSETS	-	-	-	-	-	-	-	-	-	-	-	-	-	-
TOTAL INT, DEPR & OTHER ITEMS	(2,645,978)	(3,278,750)	-	-	-	(2,459)	(79,651)	(20,584)	-	(177,411)	(359,104)	(6,563,938)	1,570,983	(4,992,955)
NET INCOME BEFORE TAXES & REORGANIZATION ITEMS	(2,748,326)	(1,541,155)	-	(2,656)	-	(12,753)	(90,014)	(41,101)	-	(72,090)	49,970	(4,458,124)	1,574,404	(2,883,720)
INTEREST EARNED ON CASH FROM CHAPTER 11	1,436	-	-	-	-	-	-	-	-	-	-	1,436	-	1,436
PROFESSIONAL FEES	(959,010)	(325)	(325)	(325)	(325)	(325)	(325)	(325)	-	(4,875)	(4,875)	(971,035)	-	(971,035)
LOAN FEE AMORTIZATION	(343,627)	-	-	-	-	-	-	-	-	-	-	(343,627)	-	(343,627)
REORGANIZATION ITEMS	(1,301,202)	(325)	(325)	(325)	(325)	(325)	(325)	(325)	-	(4,875)	(4,875)	(1,313,227)	-	(1,313,227)
NET INCOME BEFORE TAXES	(4,049,527)	(1,541,480)	(325)	(2,981)	(325)	(13,078)	(90,339)	(41,426)	-	(76,965)	45,095	(5,771,351)	1,574,404	(4,196,947)
FEDERAL INCOME TAXES	(107,364)	-	-	-	-	-	-	-	-	-	-	(107,364)	-	(107,364)
NET INCOME (LOSS) (MOR-1)	(4,156,891)	(1,541,480)	(325)	(2,981)	(325)	(13,078)	(90,339)	(41,426)	-	(76,965)	45,095	(5,878,715)	1,574,404	(4,304,310)

MOR-6F	Revised:	12/2/2009

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

CASH RECEIPTS AND DISBURSEMENTS	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	FILING TO DATE
1. CASH-BEGINNING OF MONTH	SEE ATTACHED EXHIBIT: MOR 7F - October 2009
RECEIPTS:
2. CASH SALES
3. COLLECTION OF ACCOUNTS RECEIVABLE
4. LOANS & ADVANCES (attach list)
5. SALE OF ASSETS
6. OTHER (attach list)
TOTAL RECEIPTS**
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
7. NET PAYROLL
8. PAYROLL TAXES PAID
9. SALES, USE & OTHER TAXES PAID
10. SECURED/RENTAL/LEASES
11. UTILITIES & TELEPHONE
12. INSURANCE
13. INVENTORY PURCHASES
14. VEHICLE EXPENSES
15. TRAVEL & ENTERTAINMENT
16. REPAIRS, MAINTENANCE & SUPPLIES
17. ADMINISTRATIVE & SELLING
18. ADEQUATE PROTECTION PAYMENT(S)
19. OTHER (attach list)
TOTAL DISBURSEMENTS FROM OPERATIONS
19. PROFESSIONAL FEES
20. U.S. TRUSTEE FEES
21. OTHER REORGANIZATION EXPENSES (attach list)
TOTAL DISBURSEMENTS**
22. NET CASH FLOW
23. CASH - END OF MONTH (MOR-2)
* Applies to Individual debtors only
MOR-7	**Numbers for the current month should balance (match)
RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8

Case Name: TXCO Resources Inc.
Case Number: 09-51807-RBK

Month of	TXCO Resources Inc.	TXCO Energy Corp.	PPL Operating Inc.	Maverick Dimmitt Pipeline	Maverick Gas Marketing	Eagle Pass Well Service Inc.	TXCO Drilling Inc.	Charro Energy	Texas Tar Sands	Output Acquisition Corp.	OPEX Energy LLC	Consolidated
October-09	TOTAL	TOTAL	TOTAL	Guaranty Operating	Guaranty Operating	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL
Beginning Cash Balance Available for Disbursements	$5,674,173.58	$-	$175.00	$-	$-	$16,456.98	$941.43	$3,791.09	$-	$973,863.78	$1,045,062.05	$7,714,463.91

Receipts	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Oil and Gas Receipts	$3,178,473.92	$-	$-	$-	$-	$-	$-	$-	$-	$205,739.98	$347,346.49	$3,731,560.39
Accts Receivable - Joint Interest Billings	$54,264.40	$-	$-	$-	$-	$-	$-	$-	$-	$27,356.59	$5,777.74	$87,398.73
Miscellaneous Inflows	$27,193.95	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$27,193.95
Intercompany Transfers - In	$8,497,051.99	$-	$325.00	$-	$-	$-	$2,500.00	$35,000.00	$-	$191,000.00	$282,500.00	$9,008,376.99
Loan Advances	$4,900,000.00	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$4,900,000.00
Other Cash Receipts	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Other Cash Receipts	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Other Cash Receipts	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Net Receipts	$16,656,984.26	$-	$325.00	$-	$-	$-	$2,500.00	$35,000.00	$-	$424,096.57	$635,624.23	$17,754,530.06

Total Cash Available for Disbursements	$22,331,157.84	$-	$500.00	$-	$-	$16,456.98	$3,441.43	$38,791.09	$-	$1,397,960.35	$1,680,686.28	$25,468,993.97

Intercompany Transfers - Out	$8,534,876.99	$-	$-	$-	$-	$-	$-	$-	$-	$191,000.00	$282,500.00	$9,008,376.99

Disbursements	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Operating Expenses	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Payroll and Benefits, Total Company	$390,286.13	$-	$-	$-	$-	$-	$-	$12,721.61	$-	$18,725.46	$-	$421,733.20
Office Rent - Houston and San Antonio	$50,394.09	$-	$-	$-	$-	$-	$-	$-	$-	$17,314.69	$-	$67,708.78
Insurance	$158,858.00	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$158,858.00
Financial and Legal Expenses - Recurring	$1,539.94	$-	$-	$-	$-	$-	$45.00	$-	$-	$-	$-	$1,584.94
Cage Ranch Attorney Fees	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Board of Director Expenses	$11,000.00	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$11,000.00
Severance Taxes	$28,776.50	$-	$-	$-	$-	$-	$-	$-	$-	$-	$103.91	$28,880.41
Travel and Other Misc. Operating Expenses	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Miscellaneous Restructuring Expenses	$21,300.00	$-	$325.00	$-	$-	$325.00	$325.00	$650.00	$-	$4,875.00	$4,875.00	$32,675.00
Unreserved Revenue Disbursement	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Other Operating Expenses	$185,802.88	$-	$-	$-	$-	$700.38	$-	$1,229.43	$-	$50,334.00	$30,063.04	$268,129.73
Total Operating Expenses	$847,958	$-	$325	$-	$-	$1,025	$370	$14,601	$-	$91,249	$35,042	$990,570

Revenue Distributions	$766,269	$-	$-	$-	$-	$-	$-	$-	$-	$14,122	$113,388	$893,779

Restructuring Expenses	$527,479.75	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$527,479.75

Committee Professional Fees	$184,786.70	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$184,786.70

Lease Operating Expenses	$892,515.79	$-	$-	$-	$-	$11,660.31	$1,087.80	$25,790.54	$-	$115,320.51	$105,152.90	$1,151,527.85

Capex - Drilling	$3,452,303.83	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$3,452,303.83

Capex - Lease Payments & Seismic	$91,325.21	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$91,325.21

Capex - Existing Wells (Operated and Non Operated)	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Cash Available For Debt Service	$7,033,643.28	$-	$175.00	$-	$-	$3,771.29	$1,983.63	$(1,600.49)	$-	$986,269.09	$1,144,603.25	$9,168,845.05

Total Debt	$458,564.95	$-	$-	$-	$-	$-	$1,702.16	$-	$-	$-	$-	$460,267.11

Cash Available After Debt Service	$6,575,078.33	$-	$175.00	$-	$-	$3,771.29	$281.47	$(1,600.49)	$-	$986,269.09	$1,144,603.25	$8,708,577.94

Net Misc. Cash Outflows	$(2,895.40)	$-	$-	$-	$-	$-	$-	$(1,740.54)	$-	$-	$-	$(4,635.94)

Total Disbursements	$15,753,184.11	$-	$325.00	$-	$-	$12,685.69	$3,159.96	$38,651.04	$-	$411,691.26	$536,083.03	$16,755,780.09

Change in Cash	$903,800.15	$-	$-	$-	$-	$(12,685.69)	$(659.96)	$(3,651.04)	$-	$12,405.31	$99,541.20	$998,749.97

Ending Cash Balance	$6,577,973.73	$-	$175.00	$-	$-	$3,771.29	$281.47	$140.05	$-	$986,269.09	$1,144,603.25	$8,713,213.88

Intercompany Transfers - In	$8,497,051.99	$-	$325.00	$-	$-	$-	$2,500.00	$35,000.00	$-	$191,000.00	$282,500.00	$9,008,376.99
Intercompany Transfers - Out	$(8,534,876.99)	$-	$-	$-	$-	$-	$-	$-	$-	$(191,000.00)	$(282,500.00)	$(9,008,376.99)
Net Intercompany Transfers	$(37,825.00)	$-	$325.00	$-	$-	$-	$2,500.00	$35,000.00	$-	$-	$-	$-

Total Disbursements - net of Intercompany	$7,218,307.12	$-	$325.00	$-	$-	$12,685.69	$3,159.96	$38,651.04	$-	$220,691.26	$253,583.03	$7,747,403.10

MOR-7F

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF ________________

BANK NAME	SEE ATTACHED EXHIBITS: MOR 8F - October 2009
ACCOUNT NUMBER
ACCOUNT TYPE
BANK BALANCE
DEPOSITS IN TRANSIT
OUTSTANDING CHECKS
ADJUSTED BANK BALANCE
BEGINNING CASH - PER BOOKS
RECEIPTS*
TRANSFERS BETWEEN ACCOUNTS
(WITHDRAWAL) OR INDIVIDUAL CONTRIBUTION BY DEBTOR MFR-2
CHECKS/OTHER DISBURSEMENTS*
ENDING CASH - PER BOOKS

MOR-8	*Numbers should balance (match) TOTAL RECEIPTS and
TOTAL DISBURSEMENTS lines on MOR-7

CASE NAME:	TXCO Resources, Inc.
CASE NUMBER:	09-51807-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF	October-09

BANK NAME	Frost Bank	Frost Bank	Frost Bank	Frost Bank	Guaranty	Guaranty	Guaranty	Guaranty	TOTAL
ACCOUNT TYPE	Operating Account	Revenue Account	Leasing Account	Drilling Account	Concentration	Controlled Disbursement	Revenue Clearing	Revenue Disbursement	October-09
BANK BALANCE	4,523,426	958,452	577,803	203,364	-	-	0	-	6,263,044
DEPOSITS IN TRANSIT	-	-	-	-	-	-	-	-	-
OUTSTANDING CHECKS	236,536	25,820	316,054	10,461	-	-	(0)	-	588,871
ADJUSTED BANK BALANCE	4,286,890	932,631	261,750	192,903	-	-	0	-	5,674,174
BEGINNING CASH - PER BOOKS	4,286,890	932,631	261,750	192,903	-	-	0	-	5,674,174
RECEIPTS*	4,954,625	3,178,474	-	26,833	-	-	-	-	8,159,932
TRANSFERS BETWEEN ACCOUNTS	(3,423,481)	(2,547,000)	26,055	5,906,601	-	-	-	-	(37,825)
CHECKS/OTHER DISBURSEMENTS*	2,917,262	766,111	91,325	3,443,609	-	-	0	-	7,218,307
ENDING CASH - PER BOOKS	2,900,772	797,994	196,479	2,682,728	-	-	0	-	6,577,974

MOR-8F	Revised:	12/2/2009

CASE NAME:	PPL OPERATING, INC.
CASE NUMBER:	09-51817-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF	October-09

BANK NAME	Frost Bank	Guaranty	TOTAL
ACCOUNT TYPE	Operating Acct	PPLOI Operating	October-09
BANK BALANCE	175	-	175
DEPOSITS IN TRANSIT	-	-	-
OUTSTANDING CHECKS	-	-	-
ADJUSTED BANK BALANCE	175	-	175
BEGINNING CASH - PER BOOKS	175	-	175
RECEIPTS*	-	-	-
TRANSFERS BETWEEN ACCOUNTS	325	-	325
CHECKS/OTHER DISBURSEMENTS*	325	-	325
ENDING CASH - PER BOOKS	175	-	175

MOR-8F	Revised:	12/2/2009

CASE NAME:	MAVERICK-DIMMIT PIPELINE, LTD.
CASE NUMBER:	09-51816-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF	October-09

BANK NAME	Guaranty	TOTAL
ACCOUNT TYPE	MDPL Operating	October-09
BANK BALANCE	-	-
DEPOSITS IN TRANSIT	-	-
OUTSTANDING CHECKS	-	-
ADJUSTED BANK BALANCE	-	-
BEGINNING CASH - PER BOOKS	-	-
RECEIPTS*	-	-
TRANSFERS BETWEEN ACCOUNTS	-	-
CHECKS/OTHER DISBURSEMENTS*	-	-
ENDING CASH - PER BOOKS	-	-

Revised
MOR-8F	12/2/2009

CASE NAME:	MAVERICK GAS MARKETING, LTD.
CASE NUMBER:	09-51815-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF	October-09

BANK NAME	Guaranty	TOTAL
ACCOUNT TYPE	MGM Operating	October-09
BANK BALANCE	-	-
DEPOSITS IN TRANSIT	-	-
OUTSTANDING CHECKS	-	-
ADJUSTED BANK BALANCE	-	-
BEGINNING CASH - PER BOOKS	-	-
RECEIPTS*	-	-
TRANSFERS BETWEEN ACCOUNTS	-	-
CHECKS/OTHER DISBURSEMENTS*	-	-
ENDING CASH - PER BOOKS	-	-

Revised
MOR-8F	12/2/2009

CASE NAME:	EAGLE PASS WELL SERVICE, LLC
CASE NUMBER:	09-51808-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF	October-09

BANK NAME	Frost Bank	Guaranty	TOTAL
ACCOUNT TYPE	Operating Acct	EPWS Operating	October-09
BANK BALANCE	18,099	-	18,099
DEPOSITS IN TRANSIT	-	-	-
OUTSTANDING CHECKS	1,642	-	1,642
ADJUSTED BANK BALANCE	16,457	-	16,457
BEGINNING CASH - PER BOOKS	16,457	-	16,457
RECEIPTS*	-	-	-
TRANSFERS BETWEEN ACCOUNTS	-	-	-
CHECKS/OTHER DISBURSEMENTS*	12,686	-	12,686
ENDING CASH - PER BOOKS	3,771	-	3,771

MOR-8F	Revised:	12/2/2009

CASE NAME:	TXCO DRILLING CORP.
CASE NUMBER:	09-51809-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF	October-09

BANK NAME	Frost Bank	Western National Bank	Guaranty	TOTAL
ACCOUNT TYPE	Operating Acct	TXCO Drilling	TXCO Drilling Operating	October-09
BANK BALANCE	941	0	-	941
DEPOSITS IN TRANSIT	-	-	-	-
OUTSTANDING CHECKS	0	(0)	-	(0)
ADJUSTED BANK BALANCE	941	0	-	941
BEGINNING CASH - PER BOOKS	941	0	-	941
RECEIPTS*	-	-	-	-
TRANSFERS BETWEEN ACCOUNTS	2,500	-	-	2,500
CHECKS/OTHER DISBURSEMENTS*	3,160	-	-	3,160
ENDING CASH - PER BOOKS	281	0	-	281

MOR-8F		Revised:	12/2/2009

CASE NAME:	CHARRO ENERGY, INC.
CASE NUMBER:	09-51810-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF	October-09

BANK NAME	Frost Bank	Guaranty	TOTAL
ACCOUNT TYPE	Operating Acct	Charro Energy	October-09
BANK BALANCE	4,966	-	4,966
DEPOSITS IN TRANSIT	-	-	-
OUTSTANDING CHECKS	1,174	-	1,174
ADJUSTED BANK BALANCE	3,791	-	3,791
BEGINNING CASH - PER BOOKS	3,791	-	3,791
RECEIPTS*	-	-	-
TRANSFERS BETWEEN ACCOUNTS	35,000	-	35,000
CHECKS/OTHER DISBURSEMENTS*	38,651	-	38,651
ENDING CASH - PER BOOKS	140	-	140

MOR-8F	Revised:	12/2/2009

CASE NAME:	TEXAS TAR SANDS, INC.
CASE NUMBER:	09-51814-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF	October-09

BANK NAME	Frost Bank	Guaranty	TOTAL
ACCOUNT TYPE	Operating Acct	Tar Sands Operating	October-09
BANK BALANCE	-	-	-
DEPOSITS IN TRANSIT	-	-	-
OUTSTANDING CHECKS	-	-	-
ADJUSTED BANK BALANCE	-	-	-
BEGINNING CASH - PER BOOKS	-	-	-
RECEIPTS*	-	-	-
TRANSFERS BETWEEN ACCOUNTS	-	-	-
CHECKS/OTHER DISBURSEMENTS*	-	-	-
ENDING CASH - PER BOOKS	-	-	-

MOR-8F	Revised:	12/2/2009

CASE NAME:	OUTPUT ACQUISITION CORP.
CASE NUMBER:	09-51811-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF	October-09

BANK NAME	Frost Bank	Frost Bank	Amegy	Amegy	TOTAL
ACCOUNT TYPE	Operating Account	Revenue Account	Output Operating	Output Royalty	October-09
BANK BALANCE	967,601	12,454	4,843	-	984,898
DEPOSITS IN TRANSIT	-	-	-	-	-
OUTSTANDING CHECKS	5,931	375	4,729	-	11,034
ADJUSTED BANK BALANCE	961,670	12,079	115	-	973,864
BEGINNING CASH - PER BOOKS	961,670	12,079	115	-	973,864
RECEIPTS*	27,311	205,740	46	-	233,097
TRANSFERS BETWEEN ACCOUNTS	191,000	(191,000)	-	-	-
CHECKS/OTHER DISBURSEMENTS*	206,534	14,122	442	-	221,098
ENDING CASH - PER BOOKS	973,447	12,697	(281)	-	985,863

MOR-8F			Revised:	12/2/2009

CASE NAME:	OPEX ENERGY, LLC
CASE NUMBER:	09-51813-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF	October-09

BANK NAME	Frost Bank	Frost Bank	Amegy	Amegy	TOTAL
ACCOUNT TYPE	Operating Account	Revenue Account	OPEX Operating	OPEX Royalty	October-09
BANK BALANCE	791,468	282,902	3,609	-	1,077,979
DEPOSITS IN TRANSIT	-	-	-	-	-
OUTSTANDING CHECKS	5,173	27,745	(0)	-	32,917
ADJUSTED BANK BALANCE	786,295	255,157	3,609	-	1,045,062
BEGINNING CASH - PER BOOKS	786,295	255,157	3,609	-	1,045,062
RECEIPTS*	4,281	347,346	1,497	-	353,124
TRANSFERS BETWEEN ACCOUNTS	255,500	(255,500)	-	-	-
CHECKS/OTHER DISBURSEMENTS*	140,195	113,388	-	-	253,583
ENDING CASH - PER BOOKS	905,881	233,616	5,106	-	1,144,603

MOR-8F			Revised:	12/2/2009

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.
Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.)  (Attach additional pages as necessary).

		MONTH	MONTH	MONTH		MONTH	MONTH	MONTH**
	INSIDERS: NAME / COMP TYPE	5/18/09 - 5/31/09	Jun-09	Jul-09		Aug-09	Sep-09	Oct-09

1.	Frank Russell / 401k Match	135.00	-	-		-	-	-
2.	Frank Russell / Insurance	272.20	602.73	602.73		602.73	602.73	602.73
3.	Frank Russell / Salary	4,500.00	15,000.00	15,000.00		15,000.00	15,000.00	22,500.00
4.	Frank Russell / Expense Reimbursement	1,009.59	-	730.69		581.27	-	196.08
5.	Gary Grinsfelder / 401k Match	218.07	-	-		-	-	-
6.	Gary Grinsfelder / Insurance	296.71	657.00	657.00		657.00	657.00	657.00
7.	Gary Grinsfelder / Salary	7,269.23	24,230.78	24,230.78		24,230.78	24,230.78	36,346.17
8.	Gary Grinsfelder / Expense Reimbursement	-	-	1,938.83		-	2,218.93	1,245.65
9.	Jim Sigmon / 401k Match	242.31	-	-		-	-	-
10.	Jim Sigmon / Insurance	296.71	657.00	657.00		657.00	657.00	657.00
11.	Jim Sigmon / Salary	8,076.92	26,923.08	26,923.08		26,923.08	26,923.08	40,384.62
12.	Jim Sigmon / Expense Reimbursement	-	1,017.12	1,599.09		1,161.83	1,081.11	1,436.32
13.	Jim Sigmon / Royalty Payments	-	72,305.54	27,397.37		28,640.48	23,861.45	26,355.94
14.	Richard A. Sartor / 401k Match	105.92	-	-		-	-	-
15.	Richard A. Sartor / Insurance	290.48	657.00	657.00		657.00	657.00	657.00
16.	Richard A. Sartor / Salary	3,530.77	11,769.24	25,061.54		11,830.77	16,538.46	24,807.69
17.	Richard A. Sartor / Expense Reimbursement	292.49	275.96	1,034.98		-	484.67	136.93
18.	Ronald Tabery / 401k Match	95.19	-	-		-	-	-
19.	Ronald Tabery / Insurance	263.51	583.48	583.48		583.48	583.48	583.48
20.	Ronald Tabery / Salary	3,173.08	10,576.92	10,576.92		10,576.92	10,576.92	15,865.38
21.	Ronald Tabery / Expense Reimbursement	-	30.26	1,458.74		825.39	1,174.43	1,043.41
22.	Alan L. Edgar / Director Compensation	-	1,000.00	10,500.00		1,000.00	9,500.00	2,000.00
23.	Dennis B. Fitzpatrick / Director Compensation	-	1,000.00	13,000.00		1,000.00	12,000.00	2,000.00
24.	Michael Pint / Director Compensation	-	1,000.00	10,500.00		1,000.00	9,500.00	1,000.00
25.	Jake Roorda / Director Compensation	-	1,000.00	11,398.71		1,000.00	7,500.00	2,000.00
26.	Anthony Tripodo / Director Compensation	-	-	10,532.34		1,000.00	8,500.00	2,000.00
27.	Jon Michael Muckleroy / Director Compensation	-	1,000.00	13,000.00		1,000.00	10,000.00	2,000.00
TOTAL INSIDERS (MOR-1)		30,068.18	170,286.11	208,040.28		128,927.73	182,247.04	184,475.40

		MONTH	MONTH	MONTH		MONTH	MONTH	MONTH
	PROFESSIONALS	5/18/09 - 5/31/09	Jun-09	Jul-09		Aug-09	Sep-09	Oct-09

1.	Cox & Smith	-	-	395,333.65	*	166,692.77	-	230,864.40
2.	Fulbright & Jaworski	-	-	157,289.15	*	-	-	11,817.09
3.	FTI Consulting Inc.	-	200,000.00	208,734.47		225,562.88	200,000.00	226,798.82
4.	KPMG	-	-	-		-	-	54,999.44
5.	Gardere Wynne Sewell LLP	-	-	-		269,168.61	-	184,786.70
TOTAL PROFESSIONALS (MOR-1)		-	200,000.00	208,734.47		661,424.26	200,000.00	709,266.45

MOR-9	*These figures were transposed in the July and August MOR filings.	Revised:	12/2/2009
They have been corrected as of the September report.
** October had three pay periods versus the two pay periods in prior months